The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	RBSGC 2005-A - Group 4
	9/1/05 Cutoff
TOTAL CURRENT BALANCE:	61,626,972.28
TOTAL ORIGINAL BALANCE:	62,545,393.00
NUMBER OF LOANS:	337
		Minimum	Maximum
AVG CURRENT BALANCE:	$182,869.35	$5,658.87	$1,191,298.00
AVG ORIGINAL BALANCE:	$185,594.64	$26,400.00	$1,200,000.00
WAVG GROSS COUPON:	6.66793%	6.28000	8.37500%
WAVG CURRENT FICO SCORE:	696	517	814
WAVG ORIGINAL LTV:	75.29%	15.27	100.00%
WAVG ORIGINAL TERM:	360 months	240	360 months
WAVG STATED REMAINING TERM:	348 months	230	352 months
WAVG SEASONING:	12 months	8	29 months

TOP STATE CONCENTRATIONS ($):	19.10 % New York, 15.03 % Florida, 11.84 % New Jersey
TOP INTEREST ONLY CONCENTRATIONS ($):	86.89 % NOT IO, 13.11 % IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	100.00 % No Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.93% 06903 (Stamford, CT)
WAVG ORIG PREPAY TERM (EXCL 0):	0 months	0	0 months
FIRST PAY DATE:	May 01, 2003	Feb 01, 2005
MATURE DATE:	Nov 01, 2024	Jan 01, 2035

DELINQUENT	NEXT DUE DATE	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
Current
09/01/05		47,714,131.29	77.42	246	73.00
10/01/05		12,248,268.80	19.87	79	23.44
11/01/05		155,341.63	0.25	2	0.59
01/01/06		71,955.56	0.12	1	0.30
TOTAL		60,189,697.28	97.67	328	97.33
Delq: 30 Days
08/01/05		1,437,275.00	2.33	9	2.67
TOTAL		1,437,275.00	2.33	9	2.67
ORIGINATOR:
CENDANT		17,952,351.32	29.13	104	30.86
FNBN		24,914,266.90	40.43	126	37.39
NATIONAL CITY		7,463,199.93	12.11	58	17.21
UBS		11,297,154.13	18.33	49	14.54
TOTAL	61,626,972.28		100.00	337	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

SERVICER:
CENDANT	17,952,351.32	29.13	104	30.86
CMC	24,914,266.90	40.43	126	37.39
GMAC	10,831,889.48	17.58	47	13.95
NATIONAL CITY	7,463,199.93	12.11	58	17.21
WELLS	465,264.65	0.75	2	0.59
TOTAL	61,626,972.28	100.00	337	100.00
PRODUCT:
Fixed Rate	53,547,695.63	86.89	306	90.80
Fixed Rate IO	8,079,276.65	13.11	31	9.20
TOTAL	61,626,972.28	100.00	337	100.00
CURRENT BALANCE:
5,659 -100,000	7,538,924.78	12.23	116	34.42
100,001 - 200,000	17,908,271.57	29.06	127	37.69
200,001 - 300,000	11,079,561.45	17.98	44	13.06
300,001 - 400,000	8,130,663.82	13.19	23	6.82
400,001 - 500,000	5,002,267.55	8.12	11	3.26
500,001 - 600,000	2,878,267.71	4.67	5	1.48
600,001 - 700,000	2,639,315.44	4.28	4	1.19
700,001 - 800,000	1,480,494.52	2.40	2	0.59
800,001 - 900,000	873,181.12	1.42	1	0.30
900,001 - 1,000,000	2,904,726.32	4.71	3	0.89
1,100,001 - 1,191,298	1,191,298.00	1.93	1	0.30
TOTAL	61,626,972.28	100.00	337	100.00
ORIGINAL BALANCE:
26,400 - 100,000	7,327,536.30	11.89	113	33.53
100,001 - 200,000	18,119,660.05	29.40	130	38.58
200,001 - 300,000	10,780,378.54	17.49	43	12.76
300,001 - 400,000	8,429,846.73	13.68	24	7.12
400,001 - 500,000	5,002,267.55	8.12	11	3.26
500,001 - 600,000	2,878,267.71	4.67	5	1.48
600,001 - 700,000	2,639,315.44	4.28	4	1.19
700,001 - 800,000	1,480,494.52	2.40	2	0.59
800,001 - 900,000	873,181.12	1.42	1	0.30
900,001 - 1,000,000	2,904,726.32	4.71	3	0.89
1,100,001 - 1,200,000	1,191,298.00	1.93	1	0.30
TOTAL	61,626,972.28	100.00	337	100.00
MORTGAGE RATE:
6.280 - 6.500	27,759,833.76	45.04	143	42.43
6.501 - 6.750	16,550,131.52	26.86	98	29.08
6.751 - 7.000	8,617,804.62	13.98	50	14.84
7.001 - 7.250	7,757,352.68	12.59	42	12.46
7.251 - 7.500	364,396.84	0.59	1	0.30
7.751 - 8.000	421,068.02	0.68	2	0.59
8.251 - 8.375	156,384.84	0.25	1	0.30
TOTAL	61,626,972.28	100.00	337	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CURRENT FICO SCORE:
517 - 550	988,921.70	1.60	5	1.48
551 - 600	2,347,053.26	3.81	11	3.26
601 - 650	9,514,175.62	15.44	42	12.46
651 - 700	18,630,118.71	30.23	111	32.94
701 - 750	18,376,522.86	29.82	95	28.19
751 - 800	11,289,253.37	18.32	68	20.18
801 - 814	480,926.76	0.78	5	1.48
TOTAL	61,626,972.28	100.00	337	100.00
ORIGINAL LTV:
<= 50.00	3,966,976.26	6.44	28	8.31
50.01 - 60.00	4,201,216.55	6.82	17	5.04
60.01 - 70.00	7,899,569.82	12.82	41	12.17
70.01 - 80.00	34,447,733.79	55.90	189	56.08
80.01 - 85.00	1,033,285.03	1.68	8	2.37
85.01 - 90.00	5,937,833.30	9.64	31	9.20
90.01 - 95.00	3,616,390.35	5.87	19	5.64
95.01 - 100.00	523,967.18	0.85	4	1.19
TOTAL	61,626,972.28	100.00	337	100.00
DEBT RATIO:
<= 0.00	17,162,831.25	27.85	118	35.01
0.01 - 10.00	461,769.40	0.75	5	1.48
10.01 - 20.00	2,595,888.19	4.21	10	2.97
20.01 - 30.00	9,935,347.25	16.12	52	15.43
30.01 - 40.00	16,910,888.83	27.44	93	27.60
40.01 - 50.00	14,231,103.29	23.09	58	17.21
60.01 - 62.29	329,144.07	0.53	1	0.30
TOTAL	61,626,972.28	100.00	337	100.00
ORIGINAL TERM:
240	143,038.82	0.23	2	0.59
300	169,820.08	0.28	1	0.30
360	61,314,113.38	99.49	334	99.11
TOTAL	61,626,972.28	100.00	337	100.00
REMAINING TERM:
230 - 240	143,038.82	0.23	2	0.59
289 - 300	169,820.08	0.28	1	0.30
325 - 336	7,463,199.93	12.11	58	17.21
337 - 348	328,287.77	0.53	1	0.30
349 - 352	53,522,625.68	86.85	275	81.60
TOTAL	61,626,972.28	100.00	337	100.00
SEASONING:
8 - 12	54,163,772.35	87.89	279	82.79
25 - 29	7,463,199.93	12.11	58	17.21
TOTAL	61,626,972.28	100.00	337	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG PREPAY TERM:
0	61,626,972.28	100.00	337	100.00
TOTAL	61,626,972.28	100.00	337	100.00
LIEN POSITION:
First Lien	61,626,972.28	100.00	337	100.00
TOTAL	61,626,972.28	100.00	337	100.00
PREPAY FLAG:
No Prepay Penalty	61,626,972.28	100.00	337	100.00
TOTAL	61,626,972.28	100.00	337	100.00
DOCUMENTATION:
Full Documentation	10,586,378.77	17.18	60	17.80
No Documentation	12,812,583.26	20.79	94	27.89
No Income Verification	934,154.98	1.52	4	1.19
No Ratio	3,702,814.79	6.01	18	5.34
Stated Documentation	33,591,040.48	54.51	161	47.77
TOTAL	61,626,972.28	100.00	337	100.00
PURPOSE CODE:
Cash Out Refinance	21,060,777.37	34.17	102	30.27
Construction Only	919,772.00	1.49	1	0.30
Purchase	34,835,021.92	56.53	197	58.46
Rate/Term Refinance	4,811,400.99	7.81	37	10.98
TOTAL	61,626,972.28	100.00	337	100.00
OCCUPANCY:
Investor	14,671,294.01	23.81	112	33.23
Primary	44,687,930.75	72.51	212	62.91
Second Home	2,267,747.52	3.68	13	3.86
TOTAL	61,626,972.28	100.00	337	100.00
PROPERTY TYPE:
2-4 Units	6,476,282.28	10.51	24	7.12
Condominium	4,118,844.52	6.68	26	7.72
Cooperative	797,291.32	1.29	5	1.48
Deminimus PUD	3,831,723.17	6.22	15	4.45
PUD	228,579.26	0.37	2	0.59
Single Family	36,986,568.11	60.02	218	64.69
Two-to-Four Family	9,187,683.62	14.91	47	13.95
TOTAL	61,626,972.28	100.00	337	100.00
AMORTIZATION:
Fully Amortizing	61,626,972.28	100.00	337	100.00
TOTAL	61,626,972.28	100.00	337	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:
New York	11,773,743.41	19.10	45	13.35
Florida	9,262,053.64	15.03	49	14.54
New Jersey	7,298,450.75	11.84	32	9.50
California	6,348,756.27	10.30	22	6.53
Virginia	3,851,263.23	6.25	21	6.23
Connecticut	2,816,020.07	4.57	9	2.67
Pennsylvania	2,325,881.66	3.77	19	5.64
Arizona	1,920,379.74	3.12	17	5.04
Massachusetts	1,671,527.81	2.71	6	1.78
Georgia	1,422,032.16	2.31	10	2.97
Nevada	1,272,415.22	2.06	5	1.48
Maryland	1,125,859.17	1.83	9	2.67
Illinois	1,101,977.92	1.79	8	2.37
South Carolina	1,018,800.96	1.65	9	2.67
Oregon	910,192.53	1.48	6	1.78
Texas	791,298.25	1.28	8	2.37
Indiana	756,111.99	1.23	7	2.08
Kansas	563,741.92	0.91	6	1.78
Washington	549,307.51	0.89	4	1.19
Ohio	548,644.99	0.89	7	2.08
New Mexico	544,069.69	0.88	6	1.78
Colorado	518,647.06	0.84	3	0.89
Michigan	493,499.82	0.80	8	2.37
Wisconsin	413,947.81	0.67	3	0.89
District of Columbia	387,493.27	0.63	1	0.30
New Hampshire	273,781.65	0.44	2	0.59
Vermont	261,798.61	0.42	1	0.30
Missouri	253,281.38	0.41	2	0.59
Minnesota	168,519.76	0.27	1	0.30
Rhode Island	168,387.28	0.27	1	0.30
North Carolina	161,062.88	0.26	2	0.59
Delaware	119,002.26	0.19	1	0.30
Nebraska	106,497.68	0.17	1	0.30
Mississippi	99,168.51	0.16	1	0.30
Tennessee	88,170.68	0.14	1	0.30
West Virginia	75,322.94	0.12	1	0.30
Iowa	64,446.48	0.10	1	0.30
Kentucky	55,423.95	0.09	1	0.30
Oklahoma	45,991.37	0.07	1	0.30
TOTAL	61,626,972.28	100.00	337	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG LTV RANGE	PMI	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
15.27 -80.00
	No MI	50,515,496.42	81.97	275	81.60
	TOTAL	50,515,496.42	81.97	275	81.60
> 80.00
	GEMICO	1,552,932.01	2.52	8	2.37
	MGIC	627,617.74	1.02	5	1.48
	No MI	74,802.36	0.12	1	0.30
	PMI	2,282,291.39	3.70	13	3.86
	Radian	3,332,877.22	5.41	14	4.15
	Republic	495,731.64	0.80	2	0.59
	United Guaranty	2,745,223.50	4.45	19	5.64
	TOTAL	11,111,475.86	18.03	62	18.40

For internal use only. All Amounts subject to change.